EX-99.19a-1

MFS® Special Value Trust

P.O. Box 43078

Providence, RI 02940-3078

Notice to shareholders — Source of distribution

Distribution period	November 2017
Distribution amount per share	$0.05035

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund’s fiscal year begins each November 1st. All amounts are expressed per common share.

	Current distribution	% Breakdown of current distribution	Total cumulative distributions for the fiscal year to date	% Breakdown of the total cumulative distributions for the fiscal year to date
Net Investment Income	$0.01266	25%	$0.01266	25%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.00000	0%
Return of Capital or Other Capital Source	0.03769	75%	0.03769	75%

Total (per common share)	$0.05035	100%	$0.05035	100%

Average annual total return (in relation to NAV) for the five years ended 10-31-2017	7.93%

Annualized current distribution rate expressed as a percentage of month end NAV as of 10-31-2017	10.02%

Cumulative total return (in relation to NAV) for the fiscal year through 10-31-2017	12.79%

Cumulative fiscal year distributions as a percentage of NAV as of 10-31-2017	0.83%

You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax-reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

MFVSN-1117

MFS® Special Value Trust

P.O. Box 43078

Providence, RI 02940-3078

Notice to shareholders — Source of distribution

Distribution period	December 2017
Distribution amount per share	$0.04978

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund’s fiscal year begins each November 1st. All amounts are expressed per common share.

	Current distribution	% Breakdown of current distribution	Total cumulative distributions for the fiscal year to date	% Breakdown of the total cumulative distributions for the fiscal year to date
Net Investment Income	$0.01386	28%	$0.02772	28%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.00000	0%
Return of Capital or Other Capital Source	0.03592	72%	0.07241	72%

Total (per common share)	$0.04978	100%	$0.10013	100%

Average annual total return (in relation to NAV) for the five years ended 11-30-2017	7.88%

Annualized current distribution rate expressed as a percentage of month end NAV as of 11-30-2017	9.94%

Cumulative total return (in relation to NAV) for the fiscal year through 11-30-2017	0.48%

Cumulative fiscal year distributions as a percentage of NAV as of 11-30-2017	1.67%

You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax-reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

MFVSN-1217

MFS® Special Value Trust

P.O. Box 43078

Providence, RI 02940-3078

Notice to shareholders — Source of distribution

Distribution period	January 2018
Distribution amount per share	$0.05001

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund’s fiscal year begins each November 1st. All amounts are expressed per common share.

	Current distribution	% Breakdown of current distribution	Total cumulative distributions for the fiscal year to date	% Breakdown of the total cumulative distributions for the fiscal year to date
Net Investment Income	$0.01324	26%	$0.04033	27%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.00000	0%
Return of Capital or Other Capital Source	0.03677	74%	0.10981	73%

Total (per common share)	$0.05001	100%	$0.15014	100%

Average annual total return (in relation to NAV) for the five years ended 12-31-2017	7.62%

Annualized current distribution rate expressed as a percentage of month end NAV as of 12-31-2017	10.04%

Cumulative total return (in relation to NAV) for the fiscal year through 12-31-2017	0.81%

Cumulative fiscal year distributions as a percentage of NAV as of 12-31-2017	2.51%

You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax-reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

MFVSN-0118

MFS® Special Value Trust

P.O. Box 43078

Providence, RI 02940-3078

Notice to shareholders — Source of distribution

Distribution period	February 2018
Distribution amount per share	$0.05052

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund’s fiscal year begins each November 1st. All amounts are expressed per common share.

	Current distribution	% Breakdown of current distribution	Total cumulative distributions for the fiscal year to date	% Breakdown of the total cumulative distributions for the fiscal year to date
Net Investment Income	$0.01033	20%	$0.04786	24%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.03834	76%	0.03834	19%
Return of Capital or Other Capital Source	0.00185	4%	0.11446	57%

Total (per common share)	$0.05052	100%	$0.20066	100%

Average annual total return (in relation to NAV) for the five years ended 01-31-2018	7.57%

Annualized current distribution rate expressed as a percentage of month end NAV as of 01-31-2018	10.00%

Cumulative total return (in relation to NAV) for the fiscal year through 01-31-2018	3.01%

Cumulative fiscal year distributions as a percentage of NAV as of 01-31-2018	3.31%

You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax-reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

MFVSN-0218

MFS® Special Value Trust

P.O. Box 43078

Providence, RI 02940-3078

Notice to shareholders — Source of distribution

Distribution period	March 2018
Distribution amount per share	$0.04919

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund’s fiscal year begins each November 1st. All amounts are expressed per common share.

	Current distribution	% Breakdown of current distribution	Total cumulative distributions for the fiscal year to date	% Breakdown of the total cumulative distributions for the fiscal year to date
Net Investment Income	$0.01453	30%	$0.06672	27%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00034	1%	0.03851	15%
Return of Capital or Other Capital Source	0.03432	69%	0.14462	58%

Total (per common share)	$0.04919	100%	$0.24985	100%

Average annual total return (in relation to NAV) for the five years ended 02-28-2018	6.92%

Annualized current distribution rate expressed as a percentage of month end NAV as of 02-28-2018	10.06%

Cumulative total return (in relation to NAV) for the fiscal year through 02-28-2018	0.64%

Cumulative fiscal year distributions as a percentage of NAV as of 02-28-2018	4.26%

You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax-reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

MFVSN-0318

MFS® Special Value Trust

P.O. Box 43078

Providence, RI 02940-3078

Notice to shareholders — Source of distribution

Distribution period	April 2018
Distribution amount per share	$0.04842

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund’s fiscal year begins each November 1st. All amounts are expressed per common share.

	Current distribution	% Breakdown of current distribution	Total cumulative distributions for the fiscal year to date	% Breakdown of the total cumulative distributions for the fiscal year to date
Net Investment Income	$0.01338	28%	$0.07906	27%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.01780	37%	0.05703	19%
Return of Capital or Other Capital Source	0.01724	35%	0.16218	54%

Total (per common share)	$0.04842	100%	$0.29827	100%

Average annual total return (in relation to NAV) for the five years ended 03-31-2018	6.29%

Annualized current distribution rate expressed as a percentage of month end NAV as of 03-31-2018	10.12%

Cumulative total return (in relation to NAV) for the fiscal year through 03-31-2018	-0.79%

Cumulative fiscal year distributions as a percentage of NAV as of 03-31-2018	5.20%

You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax-reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

MFVSN-0418

MFS® Special Value Trust

P.O. Box 43078

Providence, RI 02940-3078

Notice to shareholders — Source of distribution

Distribution period	May 2018
Distribution amount per share	$0.04776

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund’s fiscal year begins each November 1st. All amounts are expressed per common share.

	Current distribution	% Breakdown of current distribution	Total cumulative distributions for the fiscal year to date	% Breakdown of the total cumulative distributions for the fiscal year to date
Net Investment Income	$0.01356	28%	$0.09296	27%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.05125	15%
Return of Capital or Other Capital Source	0.03420	72%	0.20182	58%

Total (per common share)	$0.04776	100%	$0.34603	100%

Average annual total return (in relation to NAV) for the five years ended 04-30-2018	5.79%

Annualized current distribution rate expressed as a percentage of month end NAV as of 04-30-2018	10.11%

Cumulative total return (in relation to NAV) for the fiscal year through 04-30-2018	-1.17%

Cumulative fiscal year distributions as a percentage of NAV as of 04-30-2018	6.10%

You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax-reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

MFVSN-0518

MFS® Special Value Trust

P.O. Box 43078

Providence, RI 02940-3078

Notice to shareholders — Source of distribution

Distribution period	June 2018
Distribution amount per share	$0.04725

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund’s fiscal year begins each November 1st. All amounts are expressed per common share.

	Current distribution	% Breakdown of current distribution	Total cumulative distributions for the fiscal year to date	% Breakdown of the total cumulative distributions for the fiscal year to date
Net Investment Income	$0.01439	30%	$0.10836	28%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.02460	52%	0.07378	19%
Return of Capital or Other Capital Source	0.00826	18%	0.21114	53%

Total (per common share)	$0.04725	100%	$0.39328	100%

Average annual total return (in relation to NAV) for the five years ended 05-31-2018	5.76%

Annualized current distribution rate expressed as a percentage of month end NAV as of 05-31-2018	10.09%

Cumulative total return (in relation to NAV) for the fiscal year through 05-31-2018	-1.21%

Cumulative fiscal year distributions as a percentage of NAV as of 05-31-2018	7.00%

You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax-reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

MFVSN-0618

MFS® Special Value Trust

P.O. Box 43078

Providence, RI 02940-3078

Notice to shareholders — Source of distribution

Distribution period	July 2018
Distribution amount per share	$0.04700

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund’s fiscal year begins each November 1st. All amounts are expressed per common share.

	Current distribution	% Breakdown of current distribution	Total cumulative distributions for the fiscal year to date	% Breakdown of the total cumulative distributions for the fiscal year to date
Net Investment Income	$0.01350	29%	$0.12114	28%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00885	19%	0.08259	19%
Return of Capital or Other Capital Source	0.02465	52%	0.23655	53%

Total (per common share)	$0.04700	100%	$0.44028	100%

Average annual total return (in relation to NAV) for the five years ended 06-30-2018	6.29%

Annualized current distribution rate expressed as a percentage of month end NAV as of 06-30-2018	10.07%

Cumulative total return (in relation to NAV) for the fiscal year through 06-30-2018	-0.74%

Cumulative fiscal year distributions as a percentage of NAV as of 06-30-2018	7.86%

You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax-reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

MFVSN-0718

MFS® Special Value Trust

P.O. Box 43078

Providence, RI 02940-3078

Notice to shareholders — Source of distribution

Distribution period	August 2018
Distribution amount per share	$0.04709

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund’s fiscal year begins each November 1st. All amounts are expressed per common share.

	Current distribution	% Breakdown of current distribution	Total cumulative distributions for the fiscal year to date	% Breakdown of the total cumulative distributions for the fiscal year to date
Net Investment Income	$0.01164	25%	$0.13093	27%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.01113	24%	0.09372	19%
Return of Capital or Other Capital Source	0.02432	51%	0.26272	54%

Total (per common share)	$0.04709	100%	$0.48737	100%

Average annual total return (in relation to NAV) for the five years ended 07-31-2018	6.14%

Annualized current distribution rate expressed as a percentage of month end NAV as of 07-31-2018	9.93%

Cumulative total return (in relation to NAV) for the fiscal year through 07-31-2018	1.71%

Cumulative fiscal year distributions as a percentage of NAV as of 07-31-2018	8.57%

You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax-reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

MFVSN-0818

MFS® Special Value Trust

P.O. Box 43078

Providence, RI 02940-3078

Notice to shareholders — Source of distribution

Distribution period	September 2018
Distribution amount per share	$0.04733

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund’s fiscal year begins each November 1st. All amounts are expressed per common share.

	Current distribution	% Breakdown of current distribution	Total cumulative distributions for the fiscal year to date	% Breakdown of the total cumulative distributions for the fiscal year to date
Net Investment Income	$0.01439	30%	$0.14807	28%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.09226	17%
Return of Capital or Other Capital Source	0.03294	70%	0.29437	55%

Total (per common share)	$0.04733	100%	$0.53470	100%

Average annual total return (in relation to NAV) for the five years ended 08-31-2018	6.66%

Annualized current distribution rate expressed as a percentage of month end NAV as of 08-31-2018	9.98%

Cumulative total return (in relation to NAV) for the fiscal year through 08-31-2018	2.56%

Cumulative fiscal year distributions as a percentage of NAV as of 08-31-2018	9.40%

You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax-reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

MFVSN-0918

MFS® Special Value Trust

P.O. Box 43078

Providence, RI 02940-3078

Notice to shareholders — Source of distribution

Distribution period	October 2018
Distribution amount per share	$0.04731

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund’s fiscal year begins each November 1st. All amounts are expressed per common share.

	Current distribution	% Breakdown of current distribution	Total cumulative distributions for the fiscal year to date	% Breakdown of the total cumulative distributions for the fiscal year to date
Net Investment Income	$0.01407	30%	$0.16205	28%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.09113	15%
Return of Capital or Other Capital Source	0.03324	70%	0.32883	56%

Total (per common share)	$0.04731	100%	$0.58201	100%

Average annual total return (in relation to NAV) for the five years ended 09-30-2018	6.25%

Annualized current distribution rate expressed as a percentage of month end NAV as of 09-30-2018	10.08%

Cumulative total return (in relation to NAV) for the fiscal year through 09-30-2018	2.33%

Cumulative fiscal year distributions as a percentage of NAV as of 09-30-2018	10.34%

You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax-reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

MFVSN-1018